EXHIBIT 99.1

Macrovision Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050 (408) 562-8400 Main (408) 567-1800 Fax

FOR IMMEDIATE RELEASE

MACROVISION CORPORATION REPORTS THIRD QUARTER FINANCIAL

PERFORMANCE

RECORD THIRD QUARTER REVENUE; SEC ENDS INQUIRY INTO

MACROVISION STOCK OPTION PRACTICES

SANTA CLARA, Calif. (BUSINESS WIRE)—November 2, 2006—Macrovision Corporation (NASDAQ: MVSN) announced today record third quarter revenues of $58.1 million compared to $46.6 million for the third quarter of 2005. US GAAP net income was $6.4 million compared to $6.1 million for the third quarter of 2005. Diluted GAAP earnings per share for the quarter were $0.12, same as the comparable quarter in 2005.

Non-GAAP net income was $11.9 million, compared to $7.0 million in the third quarter of 2005. Non-GAAP diluted earnings per share were $0.23, compared to $0.14 in the same quarter of 2005. Third quarter revenue, non-GAAP net income and non-GAAP diluted earnings per share were all record numbers for a third quarter. Non-GAAP net income excludes non-cash items such as amortization of intangibles from acquisitions, impairment on investments, and equity-based compensation charges, as applicable. A reconciliation between net income on a GAAP and non-GAAP basis is provided in tables below.

The Company generated $11 million of cash from operations in the third quarter compared to $4 million of cash from operations in the third quarter of 2005. The Company’s liquid cash and investments at the end of the third quarter were $444 million.

“As in the past three quarters, we successfully executed against our financial plan and are pleased with the results.” said Fred Amoroso, President and CEO of Macrovision. “Looking at our full year estimates, we are confident in our enhanced capability to deliver security and licensing solutions for customers who are broadening their businesses in the areas of digital distribution, hardware and commerce.”

“We have narrowed our full year 2006 revenue range between $243 million and $247 million, in line with previous estimates. Our cash balances are significantly higher at the end of September as a result of the debt financing in August. As a result of the debt financing and simultaneous share repurchase, we are raising our full year fully diluted non-GAAP earnings estimate by three cents and now expect a range between $1.13 and $1.17 per share. In the fourth quarter of 2006, we believe that our revenue will be within a range of $70 million and $74 million and that fully diluted non-GAAP earnings per share will range between $0.39 and $0.43.” added James Budge, Chief Financial Officer. “Furthermore, we are pleased to announce that the Securities and Exchange Commission has notified us that its inquiry into our stock option practices has been terminated and that no enforcement action has been recommended to the Commission. As previously announced, we will continue to cooperate with the U.S. Attorney’s Office in its review of such practices.”

GAAP to Non-GAAP Reconciliation

Macrovision provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that Macrovision’s management evaluates those operations. Non-GAAP net income and non-GAAP diluted earnings per share are supplemental measure of Macrovision’s performance that are not required by, and are not presented in accordance with, GAAP. The non-GAAP information does not substitute for any performance measure derived in accordance with GAAP. Macrovision believes that this non-GAAP information provides useful information to investors by excluding the effect of some non-cash expenses that are required to be recorded under GAAP but that Macrovision believes are not indicative of Macrovision’s core operating results, or that are expected to be incurred over a limited period of time.

Macrovision’s management evaluates and makes operating decisions about its business operations primarily based on revenue and the core costs of those business operations. Management does not consider as “core costs” and therefore does not use the amortization of intangibles from acquisitions, impairment on investments, and equity-based compensation charges when making business decisions. Therefore, management presents non-GAAP financial measures, along with GAAP measures, in this earnings release by excluding these items and other significant unusual items from the period expenses. The income statement line items involved in the adjustment from GAAP to non-GAAP presentation in this earnings release are amortization of intangibles; and the following items that include equity-based compensation charges: (1) cost of revenues; (2) operating expenses, research and development; (3) operating expenses, selling and marketing; and (4) operating expenses, general and administrative. These items in turn affect (1) total cost of revenues; (2) total costs and expenses; (3) operating income; (4) income before income taxes; (5) provision for income taxes; (6) net income; (7) diluted shares for EPS; (8) basic earnings per share and (9) diluted earnings per share. To determine its non-GAAP provision for income taxes, Macrovision recalculates tax based on non-GAAP income before income taxes and adjusts accordingly.

For each such non-GAAP financial measure, the adjustment provides management with information about Macrovision’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Macrovision does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions in order to make more consistent and meaningful evaluations of Macrovision’s operating expenses. Management also excludes the effect of impairments on investments for the same reason. Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the stock-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Macrovision. Management uses these measures to help it make budgeting decisions between those expenses that affect operating expenses and operating margin (such as research and development, sales and marketing, and general and administrative expenses), and those expenses that affect cost of revenue and gross margin. Further, the availability of non-GAAP financial information helps management track actual performance relative to financial targets. Making this non-GAAP financial information available to investors, in addition to the GAAP information, also helps investors compare Macrovision’s performance with the performance of other companies in our industry, which use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of these non-GAAP measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the non-GAAP financial information. Because other companies, including companies similar to Macrovision, may calculate their non-GAAP earnings differently than Macrovision, non-GAAP measures may have limited usefulness in comparing companies. Management believes, however, that providing this non-GAAP financial information, in addition to the GAAP information, facilitates consistent comparison of Macrovision’s financial performance over time. Macrovision has provided non-GAAP results to the investment community, not as an alternative but as an important supplement to GAAP information, to enable investors to evaluate Macrovision’s core operating performance in the same way that management does. The tables below present the differences between non-GAAP earnings and GAAP net income on an absolute and per share basis.

Dial-in Information

Macrovision will hold an investor conference call on November 2, 2006, at 5:00 p.m. ET. Investors and analysts interested in participating in the conference are welcome to call 800-257-1836 (or international +1 303-205-0033) and reference the Macrovision call.

The conference call can also be accessed via live Webcast at www.macrovision.com or www.fulldisclosure.com (or www.streetevents.com for subscribers) on November 2, 2006 at 5:00 p.m. ET. The on-demand audio Webcast of Macrovision’s earnings conference call can be accessed approximately 1-2 hours after the live Webcast ends.

Investors and analysts interested in listening to a recorded replay of the conference are welcome to call 800-405-2236 (or international +1 303-590-3000) and enter passcode 11073571#. Access to the replay is available through November 3, 2006.

About Macrovision

Macrovision provides distribution, commerce and consumption solutions for software and entertainment content to the home video, PC games, music, cable/satellite, consumer software, and enterprise software industries, Macrovision holds a total of more than 240 issued or pending United States patents and more than 1,200 issued or pending international patents, and continues to increase its patent portfolio with new and innovative technologies in related fields. Macrovision is headquartered in Santa Clara, California, U.S.A. with other offices across the United States and around the world. More information about Macrovision can be found at www.macrovision.com.

©Macrovision 2006. Macrovision is a registered trademark of Macrovision Corporation. All other brands and product names and trademarks are the registered property of their respective companies.

All statements contained herein, including the quotations attributed to Mr. Amoroso and Mr. Budge, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company’s behalf, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or “looking to the future” or similar words that describe the Company’s or its management’s future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company’s forecast of future revenues and earnings, the business strategies and product plans of the Company and the impact of certain government reviews of the Company’s stock option practices.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ materially are the following: the failure of markets for home video, audio CDs, consumer or enterprise software value management, or markets for the technological protection of copyrighted materials contained in such products, to continue, develop or expand, the failure of the Company’s products to achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers, and the impact of certain government reviews of our stock option practices. Other factors include those outlined in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2006, as amended, and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company assumes no obligation to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

# # #

Investor Contact:

Julie Davey

Macrovision Corporation

+1 (408) 562-8464

MACROVISION CORPORATION

GAAP CONSOLIDATED STATEMENTS OF INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Revenues:
Licenses	$44,357	$36,240	$132,726	$116,461
Services	13,790	10,350	40,788	25,800

Total revenues	58,147	46,590	173,514	142,261

Cost of revenues:
License fees	2,838	1,303	7,768	4,297
Service fees (1)	8,045	4,843	22,532	12,226
Amortization of intangibles from acquisitions	3,150	2,967	9,883	7,849

Total cost of revenues	14,033	9,113	40,183	24,372

Gross profit	44,114	37,477	133,331	117,889

Operating expenses:
Research and development (1)	13,433	8,583	39,763	25,205
Selling and marketing (1)	16,980	13,749	50,298	39,698
General and administrative (1)	9,613	8,804	26,906	24,691
In-process research and development	—	500	—	500

Total operating expenses	40,026	31,636	116,967	90,094

Operating income	4,088	5,841	16,364	27,795

Impairment losses on investments	—	—	—	(5,822)
Gains on strategic investments	—	78	—	174
Interest and other income, net	2,245	1,317	6,400	3,228

Income before income taxes	6,333	7,236	22,764	25,375
Income taxes	(50)	1,148	6,768	7,750

Net income	$6,383	$6,088	$15,996	$17,625

Basic net earnings per share	$0.12	$0.12	$0.31	$0.35

Shares used in calculating basic net earnings per share	51,913	50,789	51,956	50,548

Diluted net earnings per share	$0.12	$0.12	$0.30	$0.34

Shares used in calculating diluted net earnings per share	52,717	51,340	52,695	51,305

___________

(1) Equity-based compensation by category is as follows:
Cost of revenue	$500	$—	$1,414	$—
Research and development	$1,528	$—	$4,834	$—
Selling and marketing	$1,931	$—	$5,895	$—
General and administrative	$1,690	$—	$4,747	$—

MACROVISION CORPORATION

RECONCILIATION OF GAAP to NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
GAAP Gross profit	$44,114	$37,477	$133,331	$117,889
Amortization of intangibles from acquisitions	3,424	3,188	10,612	8,537
Equity-based compensation	500	—	1,414	—

Non-GAAP Gross profit	$48,038	$40,665	$145,357	$126,426

GAAP Operating income	$4,088	$5,841	$16,364	$27,795
Amortization of intangibles from acquisitions	3,424	3,188	10,612	8,537
Equity-based compensation	5,649	—	16,890	—
In process research and development	—	500	—	500

Non-GAAP Operating income	$13,161	$9,529	$43,866	$36,832

GAAP Net income	$6,383	$6,088	$15,996	$17,625
Amortization of intangibles from acquisitions	3,424	3,188	10,612	8,537
Equity-based compensation	5,649	—	16,890	—
In-process research and development	—	500	—	500
Impairment charges, net of gains	—	(78)	—	5,648
Income tax effect of Non-GAAP adjustments	(2,718)	(1,091)	(6,692)	(5,206)
Exclusion of discrete tax items	(870)	(1,607)	2,427	(1,249)

Non-GAAP Net income	$11,868	$7,000	$39,233	$25,855

GAAP Diluted EPS	$0.12	$0.12	$0.30	$0.34
Amortization of intangibles from acquisitions	0.06	0.06	0.20	0.17
Equity-based compensation	0.11	—	0.32	—
In-process research and development	—	0.01	—	—
Impairment charges, net of gains	—	—	—	0.11
Income tax effect of Non-GAAP adjustments	(0.04)	(0.02)	(0.13)	(0.10)
Exclusion of discrete tax items	(0.02)	(0.03)	0.05	(0.02)

Non-GAAP Diluted EPS	$0.23	$0.14	$0.74	$0.50

	—	—	—	—
Shares used in calculating diluted net earnings per share	52,717	51,340	52,695	51,305

MACROVISION CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2006	December 31, 2005
ASSETS
Cash and cash equivalents	119,623	135,625
Short-term investments	188,632	99,039
Accounts receivable, net	46,909	45,254
Prepaid expenses and other assets	12,416	7,508

Total Current Assets	367,580	287,426

Property and equipment, net	19,406	13,398
Long-term marketable investment securities	151,019	15,040
Restricted cash and investments	12,000	12,000
Goodwill	134,781	107,329
Other intangibles from acquisitions, net	28,433	32,755
Deferred tax assets	25,478	18,895
Patents and other assets	18,007	11,082

TOTAL ASSETS	756,704	497,925

LIABILITIES
Accounts payable	4,974	5,380
Accrued expenses	53,286	40,174
Deferred revenue	30,752	23,262

Total Current Liabilities	89,012	68,816

Convertible senior notes	240,000	—
Other liabilities	2,876	959

TOTAL LIABILITIES	331,888	69,775

STOCKHOLDERS’ EQUITY	424,816	428,150

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	756,704	497,925